Annual Meeting of Shareholders May 2, 2023 Exhibit 99.1

Imperial | 2023 2 Cautionary statement Statements of future events or conditions in this report, including projections, goals, expectations, estimates, business plans and descriptions of strategic and emission reduction goals are forward-looking statements. Similarly, emission-reduction pathways are dependent on future market factors, such as continued technological progress and policy support, and also represent forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, propose, plan, goal, estimate, expect, strategy, outlook, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this report include, but are not limited to, references to lmperial's strategy of maximizing existing assets and progressing select value-accretive growth; lmperial's company-wide Scope 1 and 2 net-zero goal by 2050, and greenhouse gas emissions intensity goals for 2023 and 2030 for its oil sands operations, including the expected technologies to achieve these goals; the impact of the renewable diesel facility at Strathcona, including capital investment, production, reduction of CO2 emissions, projected start-up in 2025 and ability to take advantage of increasing renewable diesel demand; the company's climate strategy, including the timing, development, and impact of specific technologies and R&D activities; the impact of participation in the Pathways Alliance including timing of phase 1 efforts and other collaboration efforts; Upstream strategy of maximizing cash flow and outlook, focus on industry leading unit cash cost and volume growth, being resilient to low prices and positioning for lower carbon future; Upstream and asset specific production outlooks for 2023, and anticipated growth to 2027, including Kearl future production outlook of 280kbd in 2024 and evaluating future potential to 300kbd; Cold Lake long term strategy, production outlook to 2027 and transition to lower carbon profile; Downstream strategy to increase profitability across the value chain and focus on enhancing margins, flexibility and efficiency; the value and impact of digital technology and innovation activities; total annual capital expenditure outlook to 2027; capital allocation priorities and commitment to return surplus cash to shareholders; and the company’s confidence in the future and ability to deliver shareholder value. Forward-looking statements are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning future energy demand growth and energy source, supply and mix; commodity prices and foreign exchange rates; production rates, growth and mix across various assets; production life, resource recoveries and reservoir performance; project plans, timing, costs, technical evaluations and capacities, and the company's ability to effectively execute on these plans and operate its assets; plans to mitigate climate risk and the resilience of company strategy to a range of pathways for society's energy transition, including the accuracy and effectiveness of road maps to 2050 and the ability for emission reduction pathways and business plans to deliver benefits to the company, customers and shareholders; the adoption and impact of new facilities and technologies on capital efficiency, production and reductions to GHG emissions intensity, including next generation technologies using solvents to replace energy intensive steam at Cold Lake, EBRT, boiler flue gas technology at Kearl, Strathcona's renewable diesel complex and support for and advancement of carbon capture and storage, and any changes in the scope, terms, or costs of such projects; for the renewable diesel facility, the availability and cost of locally-sourced and grown feedstock, hydrogen produced with CCS and the supply of renewable diesel to British Columbia in connection with its low-carbon fuel legislation; the amount and timing of emissions reductions, including the impact of lower carbon fuels; that any required support from policymakers and other stakeholders for various new technologies such as CCS will be provided; applicable laws and government policies, including with respect to climate change, GHG emissions reductions and low carbon fuel legislation; that regulatory approvals will be provided in a timely manner; cash generation, financing sources and capital structure, such as dividends and shareholder returns, including the timing and amounts of share repurchases; general market conditions; and capital and environmental expenditures could differ materially depending on a number of factors. These factors include global, regional or local changes in supply and demand for oil, natural gas, petroleum and petrochemical products, feedstocks and other market factors, economic conditions or seasonal fluctuations and resulting demand, price, differential and margin impacts; political or regulatory events, including changes in law or government policy; environmental risks inherent in oil and gas activities; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; government policies supporting lower carbon investment opportunities, or the failure or delay of supportive policy and market development for emerging lower-emission energy technologies; the receipt, in a timely manner, of regulatory and third-party approvals; the results of research programs and new technologies, including with respect to greenhouse gas emissions, and the ability to bring new technologies to scale on a commercially competitive basis; unexpected technological developments; availability and performance of third-party service providers; third-party opposition to company and service provider operations, projects and infrastructure; unanticipated technical or operational difficulties; the impact of future consumer choices on roadmap trajectory and timing; availability and allocation of capital; operational hazards and risks; cybersecurity incidents; general economic conditions, including the occurrence and duration of economic recessions or downturns; and other factors discussed in Item 1 A risk factors and Item 7 management's discussion and analysis of the company's most recent annual report on Form 10-K and subsequent interim reports on Form 10-Q. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. lmperial's actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law. Forward-looking and other statements regarding lmperial's environmental, social and other sustainability efforts and aspirations are not an indication that these statements are necessarily material to investors or requiring disclosure in the company's filings with securities regulators. In addition, historical, current and forward-looking environmental, social and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future, including future rule-making.

Imperial | 2023 3 Meeting proceedings Brad Corson Chairman, president and CEO Ian Laing Corporate secretary

Imperial | 2023 4 Election of directors Matthew Crocker David Cornhill Bradley Corson Sharon Driscoll John Floren Gary Goldberg Miranda Hubbs

Imperial | 2023 5 Appointment of auditor PricewaterhouseCoopers LLP

Imperial | 2023 6 Shareholder proposals

Imperial | 2023 7 Chairman’s remarks Brad Corson Chairman, president and CEO

Imperial | 2023 8 Strategy delivering results  Strong operations underpinned record financial results in 2022  Priority on safe and reliable operations, cost efficiencies, and capital discipline  Remaining focused on:  Maximizing value from existing assets  Progressing value-accretive growth opportunities Getting the most out of our assets

Imperial | 2023 9 Record shareholder returns in 2022  28th consecutive year of growth  63% year-on-year growth  ~14% shares repurchased  5% NCIB, 2 SIB’s for $4B 48% Total shareholder return $0.9B Dividends $6.4B Share buybacks $/share 40 50 60 70 80 J F M A M J J A S O N D  45% share price appreciation Efficiently returning cash

Imperial | 2023 10 Key accomplishments  Best-ever second half production at Kearl  Five consecutive quarters above 140 KBD at Cold Lake  Highest annual production in Syncrude’s history  Record refinery utilization  Record distillate production  Completion of Sarnia Products Pipeline  Best-ever lost time incident rate  Sanctioned 20KBD Strathcona RD facility Delivering results across the value chain

Imperial | 2023 11 2022 Upstream performance Continued strong operational performance and foundation for future success  2022 net income $3.6B, cash from operations $5.8B  Strong production after challenging first quarter  Pipeline of highly accretive investments  Focused on industry leading unit cash cost and volumes growth  Resilient to low prices

Imperial | 2023 12 2022 Downstream and Chemical performance Increasing profitability across the value chain  2022 net income $3.8B, cash from operations $4.7B  Resilient, reliable performance across the cycle  Record refinery utilization and profitability in 2022  Maximizing benefits of fully integrated, flexible business model  Strategic investments for profitable volume, margin growth  Progressing world class renewable diesel investment

Imperial | 2023 13 Strathcona renewable diesel Building Canada’s largest renewable diesel facility Helping Canada achieve its net zero goals > 1B litres per year of renewable diesel to be produced 3M tonnes per year reduction in transportation emissions* Equivalent to taking 650,000 vehicles off the road annually ~500k tonnes of CO2 to be captured annually through sourced blue hydrogen ~600 jobs in direct construction *as determined in accordance with Canada’s Clean Fuel Regulation

Innovation delivers shareholder value

Further enhancing Imperial's advantage with innovative solutions and technologies

Advanced recycling



- Transforming plastic waste into valuable products at scale
- Evaluating potential opportunity at Sarnia site
- Leveraging ExxonMobil technology and expertise
- Targeting difficult to recycle plastics

Bio feedstock co-processing



- Vegetable oil and ethanol co-processed with conventional feedstocks
- Reduced carbon intensity compared to conventional fuels and plastics
- Successfully completed trials at Sarnia and Nanticoke into both fuels and plastic products

Collaborative product trials


CATERPILLAR
CAT
2156

- Identifying products to help customers meet business and sustainability goals
- RD product trial with Finning at Kearl
- Developing B20 pilot project with CP Rail
- Lubricant trials with Wind Energy Institute of Canada
- Esso Diesel Efficient adoption rate increasing across customer base, reducing emissions

Sustainable aviation fuel



- Engaged associate member of C-SAF
- Commercialization discussions underway with strategic customers

Imperial | 2023 14

Imperial | 2023 15 Our climate strategy Leveraging our expertise, integration and technologies Continuing TCFD disclosure with third-party verified GHGs

Imperial | 2023 16 Imperial climate goals Robust planning and emission reduction roadmaps identified Supportive policy environment Technological advancements Investment in innovation Indigenous partnerships

Imperial | 2023 17 Opportunities in the energy transition 20KBD 2050 30% 20KtonnesFLO Approved project to construct largest renewable diesel facility in Canada Announced company-wide goal to achieve net zero (Scope 1 and 2 emissions) in operated assets Imperial’s goal for reducing greenhouse gas intensity of operated oil sands facilities by 2030 compared with 2016 Battery-grade lithium anticipated annually in the first phase of E3 development Teams up with Imperial to support expansion of Canada’s charging network for electric vehicles Meeting Canada’s energy needs in a lower carbon future

Capital expenditure forecast

Low sustaining capital, attractive growth investments

Annual capital expenditure[1] forecast



$B
2
1
0
2022
2023
2024
2025
2026
2027
Sustaining
Growth/GHG
Prior outlook

- 2023 target of $1.7B, up $0.2B from prior outlook
  - Strathcona renewable diesel accretive logistics scope
  - Cold Lake Grand Rapids phase 1 acceleration
- Sustaining capital[2] averages ~$1.1B over period
  - Predominantly Upstream
  - Upstream sustaining capital averages ~$5/bbl
- Growth/GHG capital averages ~$0.5B
  - Kearl debottlenecking and boiler flue gas
  - Cold Lake Grand Rapids, Leming, CCS
  - Strathcona renewable diesel

[1] Capital and exploration expenditures (or capital expenditures) represent the combined total of additions at cost to property, plant and equipment, additions to finance leases, additional investments and acquisitions; exploration expenses on a before-tax basis from the Consolidated statement of income; and the company's share of similar costs for equity companies. Capital and exploration expenditures exclude the purchase of carbon emission credits.
[2] Sustaining capital represents anticipated spending to maintain productive capacity of existing assets

Imperial | 2023 18

Imperial | 2023 19 Capital allocation priorities Committed to returning surplus cash to shareholders 500 750 1,000 0.00 1.00 2.00 2017 2018 2019 2020 2021 2022 2023 Dividend paid Shares outstanding Dividend per share (paid basis) and shares outstanding $ Millions of shares  Reliable and growing dividend  28 years of consecutive increases  More than doubled quarterly dividend since 1Q21  Low sustaining capital requirements  High-return capital-efficient investments in core assets  Return surplus cash to shareholders  Distributed over $7.2B in dividends and buybacks in 2022  Optionality to invest in highly attractive opportunities over time 0 4 8 2016-20 Avg 2021 2022 Dividend Buyback Annual cash distributions $B

Imperial | 2023 20 Why Imperial Confidence in the future High quality, long life, low decline upstream assets  Continued growth through focus on optimization, debottlenecking Advantaged downstream assets  Integrated across value chain Low cost, high return growth  Progressing value accretive projects, maintaining optionality Driving shareholder value  Financial discipline supports robust cash flow through the cycle, directed to shareholder returns Pragmatic, value driven focus on sustainability  Corporate wide net zero ambition underpinned by technology, collaboration with governments and industry

Imperial | 2023 21 Q&A

Imperial | 2023 22 Scrutineers’ report Ian Laing Corporate Secretary

Annual Meeting of Shareholders May 2, 2023